Exhibit 10.17

AMENDMENT #5 TO CONTRACT

AMENDING, RESTATING AND REPLACING AMENDMENT #4

AGREEMENT, made and entered into this 1st day of June, 2017, by and between NioCorp Developments Ltd., of 7000 South Yosemite Street, Suite115, Centennial, CO 80112 (hereinafter referred to as “NioCorp”) and Lind Asset Management IV, LLC, of 370 Lexington Ave, Suite 1900, New York, NY 10017 (hereinafter referred to as “Lind”).

W I T N E S S E T H

WHEREAS, NioCorp and Lind have previously entered into that certain “Convertible Security Funding Agreement” dated December 14, 2015, as amended by Amendment #1 To Contract dated September 26, 2016, Amendment #2 To Contract dated December 29, 2016, Amendment #3 To Contract dated March 20, 2017 and Amendment #4 To Contract dated April 21, 2017 (hereinafter referred to as the “Contract”); and

WHEREAS, NioCorp and Lind wish to further amend the terms and conditions of the Contract and to amend, restate and replace Amendment #4 To Contract dated April 21, 2017 as hereinafter provided;

NOW THEREFORE, in consideration of the mutual covenants and promises herein contained and other good and valuable consideration, each to the other in hand paid, NioCorp and Lind agree that this Amendment #5 revises, restates and replaces Amendment #4 effective as of the date hereof.

NioCorp and Lind further agree that from the date of this Amendment #5 until July 31, 2017, the sum US$1,000,000 as it occurs in each of the following sections of the Contract shall be, and hereby is, temporarily reduced to US$0.00 (zero dollars):

1.	Section 1.1 under the definition of “Market Cap / Cash Balance Conversion Event” subpart (a).

2.	Section 1.1 under the definition of “Second Closing Notification Date” subpart (b).

As of July 31, 2017, all of the foregoing amounts shall automatically revert from US$0.00 to US$1,000,000 without further action by the Parties.

The duration of the aforesaid temporary reduction may be extended only by the mutual written agreement of the Parties.

Except as specifically set forth hereinabove, the Contract remains in full force and effect.

In witness whereof the parties have set their mutual hands and seals the day and date first above written.

NioCorp Developments Ltd.:		Lind Asset Management IV, LLC:

By:	/s/ John F. Ashburn Jr.	By:	/s/ Jeff Easton

	Vice President & General Counsel		Managing Director
	Title		Title